                           FPA CAPITAL FUND, INC.
     SUPPLEMENT DATED DECEMBER 1, 2000 TO PROSPECTUS DATED AUGUST 1, 2000

THE FRONT COVER OF THE PROSPECTUS IS REVISED, EFFECTIVE JANUARY 1, 2001, TO REFLECT THE RESUMPTION OF THE CONTINUOUS OFFERING OF SHARES AS FOLLOWS:

The Fund is resuming the continuous offering of its shares to new investors commencing on January 1, 2001. The current size of the Fund is approximately $400 million. The Board of Directors believes that reopening the Fund to new shareholders at this time is in the best interests of the Fund and its shareholders.

THE SECTION "SHAREHOLDER FEES" UNDER THE CAPTION "FEES AND EXPENSES OF THE FUND" IS REVISED AS FOLLOWS, EFFECTIVE JANUARY 1, 2001:

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........   5.25%
    Maximum Deferred Sales Load (as a percentage of original sales price or redemption
      proceeds, as applicable)..........................................................   1.00%*
    Redemption Fee (as a percentage of amount redeemed).................................   None**
    Exchange Fee........................................................................  $5.00

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*   The deferred sales load applies only to redemptions within one year of purchase for investments of $1,000,000 or more made without a sales load at the time of purchase. In addition, an account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.
**  Redemptions by wire are subject to a $3.50 charge per wire.

THE SECTION "MANAGEMENT AND ORGANIZATION" IS SUPPLEMENTED AS FOLLOWS:

The Funds's investment adviser, First Pacific Advisors, Inc. ("Adviser"), is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"). UAM is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September, 2000, UAM was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. On October 23, 2000, shareholders of the Fund approved a new investment advisory agreement between the Adviser and the Fund, identical to the prior agreement in all respects except for its effective and termination dates.

                                  (SEE REVERSE)


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THE SALES CHARGE TABLE IS REVISED AS FOLLOWS, EFFECTIVE JANUARY 1, 2001:

                                                                         Sales        Sales           Reallowed
Size of Investment                                                      Charge(1)    Charge(2)      to Dealers(2)
------------------                                                      ---------    ---------      -------------
Less than $50,000                                                         5.54%         5.25%           5.00%
$50,000 but less than $100,000                                            4.71%         4.50%           4.25%
$100,000 but less than $250,000                                           3.90%         3.75%           3.50%
$250,000 but less than $500,000                                           2.56%         2.50%           2.25%
$500,000 but less than $1,000,000                                         1.52%         1.50%           1.50%
$1,000,000 and over                                                       0.00%(3)      0.00%(3)        0.00%(4)

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(1)  As a percentage of net amount invested.
(2)  As a percentage of public offering price.
(3) No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase, a redemption reduces the account value to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc. ("Distributor").
(4) The Distributor will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

THE SECTION "PURCHASES NOT SUBJECT TO SALES CHARGE" IS SUPPLEMENTED AS FOLLOWS, EFFECTIVE JANUARY 1, 2001 TO MARCH 31, 2001:

During the period January 1, 2001 to March 31, 2001, shares may be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior 30 days from a redemption of shares of another mutual fund which was purchased with a sales charge. Certification by the dealer of the qualifying redemption is required.

THE FIRST TWO PARAGRAPHS UNDER "EXCHANGE OF SHARES AND SHAREHOLDER SERVICES" IS REVISED AS FOLLOWS, EFFECTIVE JANUARY 1, 2001:

EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state. A $5.00 service fee applies to each exchange.

EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. The Distributor has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge. If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund. The $5.00 exchange fee is paid by the Distributor, which receives a fee from Kemper Financial Services, the administrator of the money market fund, of 0.15 of 1% per year or more of the average daily net asset value of shares of the money market fund acquired through this exchange program. The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

                                  (SEE REVERSE)